NN, Inc. Second Quarter 2024 Earnings Call August 8, 2024

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” Forward Looking Statement & Disclosures 2

Harold Bevis President & Chief Executive Officer Chris Bohnert SVP & Chief Financial Officer 3

4 Transformation Plan Remains On Track, Delivering Results ▪ Profitability improvement is working - fourth consecutive quarter of year over year adjusted EBITDA growth ▪ Operational advancements are aiding business development ▪ Facility improvements continue; culture change is underway; customer scorecards turning “green” ▪ New business program showing momentum in targeted new business areas ▪ Rebooted executive relationships with top customers ▪ ~$600 million pipeline is high quality and producing results; $34.3 million of awards won in 1H’24 Global Business Development Now Fully Engaged with Targeted Accounts – Yielding Participation in Next-Gen Product Development ▪ Actively bidding on R&D projects ▪ Strengthening knowledge of leading-edge competitiveness ▪ Projects underway in medical, electrical, high-end auto (esp. steering/worm gears) Engaged in a Strategic Refinancing ▪ Expect to complete process in Q3 Reaffirming Full-Year 2024 Outlook Issued 7/2/24 ▪ Industrial, electrical, medical, and hybrid auto markets are growing ▪ Global auto market is rebalancing across powertrains and retail inventories have corrected post-COVID-19 Opening Comments

NN's Markets Healthy, Business On-Track

Primary End Market Outlook			
End Market	~% of NN Revenue	Market Indicators	NN's Outlook vs. Market
Global Passenger Vehicle	**40%**	Market reflecting an expectation of flat to modest growth in Global Vehicle Production Rebalance across drivetrain types (BEV, Hybrid, ICE)	NN's legacy demand is tracking to the broader market; NN new business win programs balanced across drivetrain types *The* ***'Connect and Protect'*** product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
General Industrial, Other	**30%**	*Statista* forecasts approximately 3% growth	Demand is generally flat and steady for the industries that we serve
Power Grid and Electricity Control	**15%**	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	**10%**	Market currently forecasting decline in FY'24; already apparent in OEM market commentary	NN's business is not expected to see much impact from market events Applications where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	**5%**	Orthopedic sales expected to increase approximately 3-4% year-over-year through 2026	Recently re-launched business, adding capacity Adding additional capacity Expanding goal to $100M

BEYOND RELIABLE

5

6 Leadership Enhancements ▪ Joined as CFO in June 2024 having previously served as an adviser to NN, Inc. ▪ Brings over 30 years of senior financial leadership and operational experience across industrial sectors ▪ Has executed multiple successful corporate transformations, strategic refinancings and recapitalizations, and M&A Chris Bohnert, CFO ▪ Joined as GC in July 2024 ▪ Brings 18 years of corporate legal and compliance experience with broad automotive industry knowledge ▪ Has extensive experience in customer negotiations, global supply chain matters, and litigation Jami Statham, General Counsel

7 Net Sales ▪ Unfavorable foreign exchange impacts of 0.8% or $1.0 million, primarily in Mobile Solutions ▪ Rationalization of unprofitable business in Mobile Solutions, masking growth in Power Solutions Adjusted EBITDA ▪ Fourth consecutive quarter of year-over-year improvement ▪ $49.2 million, or 28.7%, improvement in trailing 12 month adjusted EBITDA, year-over-year ▪ Strong uptick in margin capture – adjusted EBITDA margins overcoming rationalized sales volume ▪ Making progress towards long-term goal of 13 to 14% margins (millions) Q2’23 Q2’24 Net Sales $125.2 $123.0 Adjusted EBITDA $10.5 $13.4 Free Cash Flow $3.0 ($1.3) New Business Wins $4.8 $17.9 $125.2 $123.0 Net Sales ($millions) Q2'23 Q2'24 $10.5 $13.4 Adjusted EBITDA and Adjusted EBITDA Margin ($millions) Q2'23 Q2'24 8.4% 10.9% Quarterly Highlights (1.8%) +250 bps

8 Net Sales ▪ Stable volumes with some rationalization actions; largely offset by organic volume growth in other areas ▪ Unfavorable FX impacts, partially offset by the net impact of contractual pricing provisions (millions, except per share data) Q2’23 Q2’24 Δ Net Sales $125.2 $123.0 ($2.2) Operating Income (Loss) ($4.0) ($2.1) $1.9 Adjusted Operating Income (Loss) $1.3 $2.1 $0.8 Adjusted EBITDA $10.5 $13.4 $2.9 Adjusted EBITDA Margin 8.4% 10.9% 2.5% Income (Loss) per Diluted Common Share ($0.38) ($0.12) $0.26 Adjusted Income (Loss) per Diluted Common Share ($0.08) ($0.02) $0.06 Adjusted EBITDA ▪ Improved operational performance in base business ▪ Strong 1H’24 from China JV – will balance out in 2H’24 ▪ Positive sales mix and cost productivity benefits Q2 2024 Financial Results

Power Solutions – Stamped Products: Q2'2024 Highlights

Sales Up 4.3%, or $2.1 Million, From Prior Year

(+) Precious metals pricing pass-through of $1.4 million (also reflected in increased A/R dollar balance) and inflation pricing

(-) Lower volumes

Profitability and Margins

(+) Higher production volumes

(+) Improved product mix and operating performance within several targeted facilities

Current Focus & Looking Forward

- Cost-out actions have been successful; more programs underway in 2H'24
- Base business remains stable, with targeted wins in ramp-up mode
- Adding dedicated business development staff to increase activity
- Maintaining focus on operational excellence – on-time and in-full
- Strengthening segment's IT systems and management processes
- New product programs underway with electrical connectors and shields

Net Sales
($millions)



$48.1
$50.2
$97.1
$98.4
Second Quarter
Year-to-Date
2023
2024

Adjusted EBITDA and Adjusted EBITDA Margin %
($millions)



+462 bps
+293 bps
$6.5
13.5%
$9.5
18.9%
$13.3
13.7%
$17.2
17.5%
Second Quarter
Year-to-Date
2023
2024

9

Mobile Solutions – Machined Products: Q2'2024 Highlights

Sales Down 5.6%, or $4.3 Million, From Prior Year

- **(-)** Exited specific unprofitable volumes at underperforming facilities
- **(-)** Contractual reduction in customer pricing
- **(-)** FX negatively impacted by $0.9 million or 1.2%

Profitability and Margins

- **(+)** Improved operating performance at targeted facilities
- **(+)** Increased profits generated by China joint venture
- **(+)** Right-sizing indirect labor structure

Current Focus & Looking Forward

- Continued focus on fixing cost structure in North America
- Strategic expansion underway in China
  - ~$40 million of new business wins over last 6 quarters
  - ~70 new machines installed YTD - many steering programs for new vehicles
- Several next-gen product programs underway that could be door-openers for NN
  - Recently won a 1st program to machine titanium forgings for medical hip implants with a global powerhouse

Net Sales
($millions)



$77.2
$72.9
$155.2
$145.9
Second Quarter
Year-to-Date
2023
2024

Adjusted EBITDA and Adjusted EBITDA Margin %
($millions)



+93 bps
+ 282 bps
$7.5
9.7%
$8.2
11.3%
$13.1
8.4%
$16.8
11.5%
Second Quarter
Year-to-Date
2023
2024

10

Improved Profitability Setting Stage for Refinancing



TTM Adjusted EBITDA
($millions)
$38.2
$40.9
$43.1
$46.3
$49.2
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24



Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
2.9x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Pro-forma for sale of Lubbock

Strategic Refinancing Process Underway – Will Help Accelerate Future Growth

- TTM adjusted EBITDA has improved for fourth consecutive quarter Y/Y; leverage has meaningfully declined Y/Y
    - Pro-forma leverage multiple of 2.9x for Q2'24, pro-forma application of the $15.4 million Lubbock plastics plant sale proceeds
- Refinancing strategy centered on:
    - Improving flexibility and capacity vs. existing debt structure
    - Reducing cost of capital
    - Redeeming a portion of the preferred equity
- Expect to complete in Q3'24 - markets are currently favorable

BEYOND RELIABLE

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

11

NN’s Organic Growth Program is Performing Well $19 $37 $63 $80 $97 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Cumulative New Business Wins ($millions) 12 NN has Secured $97 Million of New Awards From January 2023 to June 2024 – Growth Program Remains on Track ▪ Increased opportunities through customer targeting, product development, quoting, and prototyping ▪ Advancing pipeline in higher-margin, higher-growth areas for future mix, and margin improvement ▪ Participating in innovation programs with large key customers ▪ Initiated culture change to be more directly customer-accountable - coupling NN’s leading quality with improved on-time delivery ▪ Growing in China: for the China market as well as low-cost exports to other markets ▪ Winning new business well above market growth rates ▪ On target to achieve goals of $55 to $70 million of new business wins in 2024 Renewed focus on winning new business is driving clear results

13 Upsizing Goal to $100 Million Business ▪ Business is at ~$17 million sales rate now and increasing ▪ New business opportunities are increasing in size and frequency ▪ Evaluating small acquisitions NN Medical Now Entering “Phase 2” of Business Development ▪ Will install manufacturing capacity to meet $50 million organic sales program, and current sales rate is growing. Have ordered first set of new machines, good fit for large percentage of market ▪ New machinery will execute on growing pipeline opportunities and facilitate growth ▪ Pipeline is strengthening, and with large/volume industry players ▪ Will add complexity and deeper specialization and capabilities later NN Positioning Itself to Be a Player in Machined Medical Parts Business ▪ Layering on new higher-margin sales utilizing existing equipment base ▪ Approved supplier status with strong Medical customer base ▪ Selectively investing in new equipment to expand capabilities and sales ▪ Have won our 1st titanium part; the femur implant section of hip implant kit Over $8 Million of High-Probability Prospects in Near-Term Pipeline ▪ Well-established base of targeted medical customers ▪ Many of the opportunities are near-term / 10-week ramp-ups as opposed to automotive ramp-ups Medical Business: Growing and Building Past Medical market experience helping accelerate initial growth

14 Reaffirming 2024 Outlook Guidance Metric Forecast Range Net Sales $465 – $485 million Adjusted EBITDA $47 – $51 million Free Cash Flow $8 – $12 million New Business Wins $55 – $70 million ▪ Reaffirming full-year 2024 outlook issued on July 2, 2024, post-planned sale of non-core facility ▪ Winning new business; targeting power, electrical, and medical markets ▪ Annualized FCF generation and trajectory is expected to be positively impacted post-refinancing, targeted for Q3 completion ▪ Profit and growth transformation continues with success ▪ Markets are stable overall, with noticeable rebalancing in the automotive world across power trains - ICE extensions, EV delays ▪ New Win program driving capacity expansion program in China - expanding our low-cost country footprint at the same time, and increasing our global cost competitiveness, especially in machined products

15 Goal Results Next Steps New Leadership ▪ Have added and strengthened leadership talent across full organization – Executive leadership to plant-level ▪ Strengthening customer relationships ▪ Organizational accountability to end results ▪ Selectively adding experienced team leaders where necessary, more to go Fix Unprofitable Areas ▪ Historically underperforming plants on track for breakeven in FY’24 ▪ Confront, fix, or exit systemically dilutive areas – price clear and cost-out ▪ Refining strategy and tactics for potential footprint consolidation ▪ Footprint rationalization opportunities exist when cashflow permits it, until then optimization and continuous improvement is the key Expand Margins ▪ Cost-Out program is on track with over 1,000 individual projects ▪ Increased scrutiny on contracts as operational performance has increased dramatically ▪ Driving organic growth in higher-margin sales verticals including medical ▪ Progressively reduce conversion cost and overhead costs Pay Down Debt and Refi ▪ Positive cash flow for organic net debt reduction ▪ Strategic actions to lower debt balance including real estate and equipment sale/leaseback and non-core facility sales ▪ Anticipate completing comprehensive refinancing transaction in Q3’24 – lower cost of capital and greater flexibility Grow the Company ▪ Delivered record new business wins in 2023 and expect similar wins in 2024 ▪ Off new business hold company-wide ▪ Entering new and diverse markets where capabilities carry premium value ▪ Growing sales by strengthening presence and scale with key customers ▪ Improve capital structure to provide additional growth capacity and flexibility Transformation: Delivering Results

Appendix 16

17 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

18 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

19 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

20 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 21 Joe Caminiti or Stephen Poe, Investors Tim Peters or Emma Brandeis, Media NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts